SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) :             February 13, 2001


                          ENERGYNORTH NATURAL GAS, INC.
                    D/B/A KEYSPAN ENERGY DELIVERY NEW ENGLAND
             (Exact Name of Registrant as Specified in Its Charter)


                                  New Hampshire
                 (State or Other Jurisdiction of Incorporation)


       000-25305                                         02-0209312
(Commission File Number)                        IRS Employer Identification No.)


1260 Elm Street
P.O. Box 329
Manchester, New Hampshire                                           03105

(Address of Principal Executive Offices)                         (Zip Code)

                                 (603) 625-4000
              (Registrant's Telephone Number, Including Area Code)


                                      None
          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.       Change in Fiscal Year

         On February 1, 2001, the Company made a determination that the fiscal year end would be changed from September 30 to December 31. The Company will file a quarterly report on Form 10-Q for the transition period October 1, 2000 through December 31, 2000 by February 14, 2001.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ENERGYNORTH NATURAL GAS, INC.
                                            D/B/A KEYSPAN ENERGY DELIVERY
                                            NEW ENGLAND

Dated: February 13, 2001                    By:  /s/Chester R. Messer
                                              -----------------------
                                            Name:    Chester R. Messer
                                            Title:   President and
                                                     Chief Operating Officer